UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 12, 2003
                                                          -------------

                       HEALTHCARE NETWORK SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                  1-16703                     58-2618895
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(State or other jurisdiction     (Commission File              (IRS Employer
      or incorporation)               Number)                Identification No.)

                   8383 Dunwoody Place, Atlanta, Georgia 30350
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code   (770) 650-6508
                                                     --------------
                                       N/A
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          (Former name or former address, if changed since last report)


ITEM 5.  OTHER IMPORTANT INFORMATION

         Mr. Timothy C. Moses, the Chief Executive Officer of the Company, announced that he may make purchases of common stock in the open market from time to time pursuant to procedures established under Rule 10b-18 of the Securities Exchange Act of 1934, as well as in compliance with disclosure responsibilities under Regulation FD. The aggregate amount of purchases in the open market is not expected to exceed 10% of the outstanding shares of common stock of the Company.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHCARE NETWORK SOLUTIONS, INC.

Dated:  June 17, 2003                  By: /s/ Timothy C. Moses
                                           ---------------------------
                                           Timothy C. Moses, Secretary